UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 23, 2018

NICHOLAS FINANCIAL, INC.

(Exact name of registrant as specified in its Charter)

British Columbia, Canada	0-26680	8736-3354
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2454 McMullen Booth Road, Building C Clearwater, Florida		33759
(Address of Principal Executive Offices)		(Zip Code)

(727) 726-0763

(Registrant’s telephone number, Including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Nicholas Financial, Inc. held its Annual General Meeting of Shareholders on August 23, 2018. The following tables detail the voting results:

Election of Directors

	Shares Voted For	Shares Withholding Authority	Broker Non-Votes
Robin J. Hastings	4,807,660	116,978	1,117,652
Jeffrey Royal	4,828,312	96,326	1,117,652
Douglas Marohn	4,853,670	70,968	1,117,652

The directors whose terms of office as directors continued after the meeting were Adam Peterson and Jeremy Zhu.

Ratification of Appointment of RSM US, LLP as Independent Auditors

Shares Voted For	Shares Abstaining	Shares Voted Against	Broker Non-Votes
5,874,356	76,928	91,006	—

Advisory Vote on Executive Compensation (“Say on Pay”)

Shares Voted For	Shares Abstaining	Shares Voted Against	Broker Non-Votes
3,858,146	495,576	570,916	1,117,652

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NICHOLAS FINANCIAL, INC. (Registrant)

Date: August 24, 2018	/s/ Kelly M. Malson
Kelly M. Malson Chief Financial Officer